Exhibit 99.1

Registered Number: SC328867

CASING TECHNOLOGIES GROUP LIMITED

DIRECTORS’ REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

CASING TECHNOLOGIES GROUP LIMITED

COMPANY INFORMATION

Directors	T Hvamb (resigned 15 March 2024)
S Kent (resigned 15 March 2024)
G Herrera (resigned 15 March 2024)
R. W Prejean (appointed 15 March 2024)
D Stephenson (appointed 15 March 2024)
D Johnson (appointed 15 March 2024)

Company secretary	D Herrera

Registered number	SC328867

Registered office	Unit 4 & 5 Enterprise Drive
Westhill Industrial Estate
Westhill
Aberdeenshire
AB32 6TQ

Independent auditors	Anderson Anderson & Brown Audit LLP
Kingshill View
Prime Four Business Park
Kingswells
Aberdeen
AB15 8PU

Solicitors	CMS Cameron McKenna LLP
6 Queens Road
Aberdeen
AB15 4ZT

CASING TECHNOLOGIES GROUP LIMITED

CASING TECHNOLOGIES GROUP LIMITED

DIRECTORS’ REPORT

FOR THE YEAR ENDED 31 DECEMBER 2023

The directors present their report and the financial statements for the year ended 31 December 2023.

Results and dividends

The profit for the year, after taxation, amounted to £1,625,984 (2022 - loss £128,921).

The directors do not propose a payment of a dividend for the financial year (2022 - £Nil).

Directors

The directors who served during the year were:

T Hvamb (resigned 15 March 2024)

S Kent (resigned 15 March 2024)

G Herrera (resigned 15 March 2024)

Since the year end, on the 15 March 2024, the following were appointed directors:

David Stephenson

R. Wayne Prejean

David Johnson

Disclosure of information to auditors

Each of the persons who are directors at the time when this Directors’ report is approved has confirmed that:

•	so far as the director is aware, there is no relevant audit information of which the Company and the Group’s auditors are unaware, and

•

the director has taken all the steps that ought to have been taken as a director in order to be aware of any relevant audit information and to establish that the Company and the Group’s auditors are aware of that information.

Auditors

The auditors, Anderson Anderson & Brown Audit LLP, will be proposed for reappointment in accordance with section 485 of the Companies Act 2006.

Small companies note

In preparing this report, the directors have taken advantage of the small companies exemptions provided by section 415A of the Companies Act 2006.

This report was approved by the board and signed on its behalf.

/s/ David Stephenson
D Stephenson
Director

Date: 23 May 2024

CASING TECHNOLOGIES GROUP LIMITED

DIRECTORS’ RESPONSIBILITIES STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2023

The directors are responsible for preparing the Directors’ report and the consolidated financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), including Financial Reporting Standard 102 ‘The Financial Reporting Standard applicable in the UK and Republic of Ireland’. Under company law the directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of the Company and the Group and of the profit or loss of the Group for that period.

In preparing these financial statements, the directors are required to:

•	select suitable accounting policies for the Group’s financial statements and then apply them consistently;

•	make judgments and accounting estimates that are reasonable and prudent;

•	state whether applicable UK Accounting Standards have been followed, subject to any material departures disclosed and explained in the financial statements;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Group will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the Company’s transactions and disclose with reasonable accuracy at any time the financial position of the Company and the Group and to enable them to ensure that the financial statements comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the Company and the Group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

CASING TECHNOLOGIES GROUP LIMITED

INDEPENDENT AUDITORS’ REPORT TO THE MEMBERS OF CASING TECHNOLOGIES GROUP LIMITED

Opinion

We have audited the financial statements of Casing Technologies Group Limited (the ‘parent Company’) and its subsidiaries (the ‘Group’) for the year ended 31 December 2023, which comprise the Group Statement of comprehensive income, the Group and Company Balance sheets, the Group and Company Statement of changes in equity and the related notes, including a summary of significant accounting policies. The financial reporting framework that has been applied in their preparation is applicable law and United Kingdom Accounting Standards, including Financial Reporting Standard 102 ‘The Financial Reporting Standard applicable in the UK and Republic of Ireland’ (United Kingdom Generally Accepted Accounting Practice).

In our opinion the financial statements:

•	give a true and fair view of the state of the Group’s and of the parent Company’s affairs as at 31 December 2023 and of the Group’s profit for the year then ended;

•	have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practice; and

•	have been prepared in accordance with the requirements of the Companies Act 2006.

In accordance with auditing standards generally accepted in the United States of America, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Casing Technologies Group Limited and its subsidiaries as of 31 December 2023 and 2022, and the results of its operations for the years then ended in accordance with accounting principles generally accepted in the United States of America, being the financial framework referred to above.

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (UK) (ISAs (UK)) and applicable law. In addition, we conducted our audits in accordance with the national auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditors’ responsibilities for the audit of the financial statements section of our report. We are independent of the Group in accordance with the ethical requirements that are relevant to our audit of the financial statements in the United Kingdom, including the Financial Reporting Council’s Ethical Standard and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Conclusions relating to going concern

In auditing the financial statements, we have concluded that the directors’ use of the going concern basis of accounting in the preparation of the financial statements is appropriate.

Based on the work we have performed, we have not identified any material uncertainties relating to events or conditions that, individually or collectively, may cast significant doubt on the Group’s or the parent Company’s ability to continue as a going concern for a period of at least twelve months from when the financial statements are authorised for issue.

Our responsibilities and the responsibilities of the directors with respect to going concern are described in the relevant sections of this report.

CASING TECHNOLOGIES GROUP LIMITED

INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF CASING TECHNOLOGIES GROUP LIMITED (CONTINUED)

Other information

The other information comprises the information included in the Annual Report other than the financial statements and our Auditors’ report thereon. The directors are responsible for the other information contained within the Annual Report. Our opinion on the financial statements does not cover the other information and, except to the extent otherwise explicitly stated in our report, we do not express any form of assurance conclusion thereon. Our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the course of the audit, or otherwise appears to be materially misstated. If we identify such material inconsistencies or apparent material misstatements, we are required to determine whether this gives rise to a material misstatement in the financial statements themselves. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Opinion on other matters prescribed by the Companies Act 2006

In our opinion, based on the work undertaken in the course of the audit:

•	the information given in the Directors’ report for the financial year for which the financial statements are prepared is consistent with the financial statements; and

•	the Directors’ report has been prepared in accordance with applicable legal requirements.

Matters on which we are required to report by exception

In the light of the knowledge and understanding of the Group and the parent Company and its environment obtained in the course of the audit, we have not identified material misstatements in the Directors’ report.

We have nothing to report in respect of the following matters in relation to which the Companies Act 2006 requires us to report to you if, in our opinion:

•	adequate accounting records have not been kept by the parent Company, or returns adequate for our audit have not been received from branches not visited by us; or

•	the parent Company financial statements are not in agreement with the accounting records and returns; or

•	certain disclosures of directors’ remuneration specified by law are not made; or

•	we have not received all the information and explanations we require for our audit; or

•

the directors were not entitled to prepare the financial statements in accordance with the small companies regime and take advantage of the small companies’ exemptions in preparing the Directors’ report and from the requirement to prepare a Group strategic report.

CASING TECHNOLOGIES GROUP LIMITED

INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF CASING TECHNOLOGIES GROUP LIMITED (CONTINUED)

Responsibilities of directors

As explained more fully in the Directors’ responsibilities statement set out on page 2, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view, and for such internal control as the directors determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the Group’s and the parent Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the Group or the parent Company or to cease operations, or have no realistic alternative but to do so.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an Auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs (UK) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these Group financial statements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

Irregularities, including fraud, are instances of non-compliance with laws and regulations. We design procedures in line with our responsibilities, outlined above, to detect material misstatements in respect of irregularities, including fraud. The extent to which our procedures are capable of detecting irregularities, including fraud is detailed below:

We obtained an understanding of the legal and regulatory frameworks within which the company operates, focusing on those laws and regulations that have a direct effect on the determination of material amounts and disclosures in the financial statements.

The laws and regulations we considered in this context were the Companies Act 2006 and Taxation legislation.

We identified the greatest risk of material impact on the financial statements from irregularities including fraud to be:

•	Management override of controls to manipulate the company’s key performance indicators to meet target

•	Timing and completeness of revenue recognition

•	Management judgement applied in calculating provisions

•	Compliance with relevant laws and regulations which directly impact the financial statements and those that the company needs to comply with for the purpose of trading

CASING TECHNOLOGIES GROUP LIMITED

INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF CASING TECHNOLOGIES GROUP LIMITED (CONTINUED)

Our audit procedures to respond to these risks included:

•	Testing of journal entries and other adjustments for appropriateness

•	Testing a sample of sales transactions back to source contracts and ensuring revenue recognition around year-end was captured in the correct period

•	Evaluating the business rationale of significant transactions outside the normal course of business

•	Reviewing judgements made by management in their calculation of accounting estimates for potential management bias

•	Enquiries of management about litigation and claims and inspection of relevant correspondence

•	Reviewing legal and professional fees to identify indications of actual or potential litigation, claims and any non-compliance with laws and regulations

Because of the inherent limitations of an audit, there is a risk that we will not detect all irregularities, including those leading to a material misstatement in the financial statements or non-compliance with regulation. This risk increases the more that compliance with a law or regulation is removed from the events and transactions reflected in the financial statements, as we will be less likely to become aware of instances of non-compliance. The risk is also greater regarding irregularities occurring due to fraud rather than error, as fraud involves intentional concealment, forgery, collusion, omission or misrepresentation.

A further description of our responsibilities for the audit of the financial statements is located on the Financial Reporting Council’s website at: www.frc.org.uk/auditorsresponsibilities. This description forms part of our Auditors’ report.

Use of our report

This report is made solely to the Company’s members, as a body, in accordance with Chapter 3 of Part 16 of the Companies Act 2006. Our audit work has been undertaken so that we might state to the Company’s members those matters we are required to state to them in an Auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Company and the Company’s members, as a body, for our audit work, for this report, or for the opinions we have formed.

Christopher Masson (Senior statutory auditor)

for and on behalf of

Anderson Anderson & Brown Audit LLP

Statutory Auditor

Kingshill View

Prime Four Business Park

Kingswells

Aberdeen

AB15 8PU

Date: 23 May 2024

CASING TECHNOLOGIES GROUP LIMITED

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2023

		2023	2022
	Note	£	£
Turnover		14,275,952	7,574,648
Cost of sales		(7,745,725)	(3,253,312)
Gross profit		6,530,227	4,321,336

Administrative expenses		(3,880,329)	(3,086,258)
Exceptional administrative expenses	6	(10,000)	(60,000)
Other operating income		39,151	96

Operating profit		2,679,049	1,175,174
Interest receivable and similar income		10,260	4,749
Interest payable and similar expenses	7	(1,046,122)	(1,474,458)

Profit/(loss) before taxation		1,643,187	(294,535)
Tax on profit/(loss)	8	(17,203)	165,614

Profit/(loss) for the financial year		1,625,984	(128,921)

Profit/(loss) for the year attributable to:
Owners of the parent Company		1,625,984	(128,921)

There was no other comprehensive income for 2023 (2022: £NIL).

The notes on pages 14 to 33 form part of these financial statements.

CASING TECHNOLOGIES GROUP LIMITED

REGISTERED NUMBER: SC328867

CONSOLIDATED BALANCE SHEET

AS AT 31 DECEMBER 2023

		2023	2022
	Note	£	£
Fixed assets
Intangible assets	9	193,008	226,124
Tangible assets	10	1,123,067	559,474

		1,316,075	785,598
Current assets
Stocks	12	3,058,541	2,935,767
Debtors: amounts falling due within one year	13	3,735,248	2,845,122
Cash at bank and in hand	14	2,409,364	1,488,673

		9,203,153	7,269,562
Creditors: amounts falling due within one year	15	(30,425,654)	(24,630,037)

Net current liabilities		(21,222,501)	(17,360,475)

Total assets less current liabilities		(19,906,426)	(16,574,877)
Creditors: amounts falling due after more than one year	16	(261,339)	(5,218,872)

Net liabilities		(20,167,765)	(21,793,749)

Capital and reserves
Called up share capital	19	9,394	9,394
Share premium account		8,178,590	8,178,590
Profit and loss account		(28,355,749)	(29,981,733)

		(20,167,765)	(21,793,749)

CASING TECHNOLOGIES GROUP LIMITED

REGISTERED NUMBER: SC328867

The Group’s financial statements have been prepared in accordance with the provisions applicable to companies subject to the small companies regime.

The financial statements were approved and authorised for issue by the board and were signed on its behalf by:

/s/ D Stephenson
D Stephenson
Director

Date: 23 May 2024

The notes on pages 14 to 33 form part of these financial statements.

CASING TECHNOLOGIES GROUP LIMITED

REGISTERED NUMBER: SC328867

COMPANY BALANCE SHEET

AS AT 31 DECEMBER 2023

		2023	2022
	Note	£	£
Fixed assets
Investments	11	16,246,119	16,246,119

		16,246,119	16,246,119
Current assets
Debtors: amounts falling due within one year	13	3,753,333	3,014,796
Cash at bank and in hand	14	268,205	906,762

		4,021,538	3,921,558
Creditors: amounts falling due within one year	15	(27,752,461)	(22,114,160)

Net current liabilities		(23,730,923)	(18,192,602)

Total assets less current liabilities		(7,484,804)	(1,946,483)
Creditors: amounts falling due after more than one year	16	—	(4,706,229)

Net liabilities		(7,484,804)	(6,652,712)

Capital and reserves
Called up share capital	19	9,394	9,394
Share premium account		8,178,590	8,178,590
Profit and loss account brought forward		(14,840,696)	(13,474,995)
Loss for the year		(832,092)	(1,365,701)
Profit and loss account carried forward		(15,672,788)	(14,840,696)

		(7,484,804)	(6,652,712)

CASING TECHNOLOGIES GROUP LIMITED

REGISTERED NUMBER: SC328867

The Company’s financial statements have been prepared in accordance with the provisions applicable to companies subject to the small companies regime.

The financial statements were approved and authorised for issue by the board and were signed on its behalf by:

/s/ D Stephenson
D Stephenson
Director

Date: 23 May 2024

The notes on pages 14 to 33 form part of these financial statements.

CASING TECHNOLOGIES GROUP LIMITED

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2023

	Called up share capital	Share premium account	Profit and loss account	Total equity
	£	£	£	£
At 1 January 2022	9,394	8,178,590	(29,852,812)	(21,664,828)
Loss for the year	—	—	(128,921)	(128,921)

At 1 January 2023	9,394	8,178,590	(29,981,733)	(21,793,749)
Profit for the year	—	—	1,625,984	1,625,984

At 31 December 2023	9,394	8,178,590	(28,355,749)	(20,167,765)

The notes on pages 14 to 33 form part of these financial statements.

CASING TECHNOLOGIES GROUP LIMITED

COMPANY STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2023

	Called up share capital	Share premium account	Profit and loss account	Total equity
	£	£	£	£
At 1 January 2022	9,394	8,178,590	(13,474,995)	(5,287,011)
Loss for the year	—	—	(1,365,701)	(1,365,701)

At 1 January 2023	9,394	8,178,590	(14,840,696)	(6,652,712)
Loss for the year	—	—	(832,092)	(832,092)

At 31 December 2023	9,394	8,178,590	(15,672,788)	(7,484,804)

The notes on pages 14 to 33 form part of these financial statements.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

1.	General information

Casing Technologies Group Limited (‘‘the company’’) is a private limited company by shares, domiciled and incorporated in Scotland. The registered office is Unit 4 & 5 Enterprise Drive, Westhill Industrial Estate, Westhill, Aberdeenshire, AB32 6TQ.

The group consists of Casing Technologies Group Limited and its subsidiaries.

2.	Accounting policies

2.1	Basis of preparation of financial statements

The financial statements have been prepared under the historical cost convention unless otherwise specified within these accounting policies and in accordance with Financial Reporting Standard 102, the Financial Reporting Standard applicable in the UK and the Republic of Ireland and the Companies Act 2006.

The preparation of financial statements in compliance with FRS 102 requires the use of certain critical accounting estimates. It also requires Group management to exercise judgment in applying the Group’s accounting policies (see note 3).

The Company has taken advantage of the exemption allowed under section 408 of the Companies Act 2006 and has not presented its own Statement of comprehensive income in these financial statements.

The Company has taken advantage of the section 7 requirements ‘Statement of Cash Flows’ disclosure exemption in preparing these financial statements, as permitted by the FRS 102.

The following principal accounting policies have been applied:

2.2	Basis of consolidation

The consolidated financial statements present the results of the Company and its own subsidiaries (“the Group”) as if they form a single entity. Intercompany transactions and balances between group companies are therefore eliminated in full.

The consolidated financial statements incorporate the results of business combinations using the purchase method. In the Balance sheet, the acquiree’s identifiable assets, liabilities and contingent liabilities are initially recognised at their fair values at the acquisition date. The results of acquired operations are included in the Consolidated statement of comprehensive income from the date on which control is obtained. They are deconsolidated from the date control ceases.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

2.	Accounting policies (continued)

2.3	Going concern

At 31 December 2023 the group has net liabilities of £20,167,765 (2022 - £21,793,749) after achieving a profit for the year ended 31 December 2023 of £1,625,984 (2022 - loss of £128,921). The profit reported is after accruing interest payable of £962,072 (2022 - £1,466,178) on debt which is not repayable until the overall debt is due for settlement.

At the balance sheet date, included in creditors due within one year is a loan, together with redemption premium and interest accrued, of £6.21m which is due for repayment on demand (see Note 15). The loan is not expected to be recalled until an exit of the majority shareholders of the company is underway. The company and group also has debt in the form of loan notes amounting to £16.3m (see Note 15) which are due for repayment on 31 December 2023. Since the year end the company was acquired by Drilling Tools International Inc ‘‘DTI’’ on 15 March 2024. The loans and loan notes have been settled as part of the acquisition with a capital contribution from DTI and as a result at the date of signing the company and group have no external debt finance that is overdue for payment.

During 2023, the Company and Group saw a significant improvement in trading levels, following strong growth in its existing technology offering from new and repeat customers and an expansion of its rental portfolio offering. Growth forecasts for 2024 continue to remain positive with a number of committed orders and new opportunities tendered in the Middle East, further developing their foothold in these markets.

At the time of signing the Directors, having made due and careful enquiry, are of the opinion that the group and company, with continuing support of DTI, has sufficient cash reserves to fund its continued operational existence for a period of at least twelve months from the date of signing these financial statements. Accordingly, the financial statements have been prepared on the going concern basis.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

2.	Accounting policies (continued)

2.4	Foreign currency translation

Functional and presentation currency

The Company’s functional and presentational currency is GBP.

Transactions and balances

Foreign currency transactions are translated into the functional currency using the spot exchange rates at the dates of the transactions.

At each period end foreign currency monetary items are translated using the closing rate. Non-monetary items measured at historical cost are translated using the exchange rate at the date of the transaction and non-monetary items measured at fair value are measured using the exchange rate when fair value was determined.

Foreign exchange gains and losses resulting from the settlement of transactions and from the translation at period-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in profit or loss except when deferred in other comprehensive income as qualifying cash flow hedges.

Foreign exchange gains and losses that relate to borrowings and cash and cash equivalents are presented in the Consolidated statement of comprehensive income within ‘finance income or costs’. All other foreign exchange gains and losses are presented in profit or loss within ‘other operating income’.

On consolidation, the results of overseas operations are translated into Sterling at rates approximating to those ruling when the transactions took place. All assets and liabilities of overseas operations are translated at the rate ruling at the reporting date. Exchange differences arising on translating the opening net assets at opening rate and the results of overseas operations at actual rate are recognised in other comprehensive income.

2.5	Revenue

Revenue is recognised to the extent that it is probable that the economic benefits will flow to the Group and the revenue can be reliably measured. Revenue is measured as the fair value of the consideration received or receivable, excluding discounts, rebates, value added tax and other sales taxes. The following criteria must also be met before revenue is recognised:

Sale of goods

Revenue from the sale of goods is recognised when all of the following conditions are satisfied:

•	the Group has transferred the significant risks and rewards of ownership to the buyer;

•	the Group retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold;

•	the amount of revenue can be measured reliably;

•	it is probable that the Group will receive the consideration due under the transaction; and

•	the costs incurred or to be incurred in respect of the transaction can be measured reliably.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

2.	Accounting policies (continued)

2.6	Operating leases: the Group as lessee

Rentals payable under operating leases, including any lease incentives received, are charged to profit or loss on a straight line basis over the term of the relevant lease except where another more systematic basis is more representative of the time pattern in which economic benefits from the lease asset are consumed.

2.7	Research and development

Research expenditure is written off against profits in the year in which it is incurred. Identifiable development expenditure is capitalised to the extend that the technical, commercial and financial feasibility can be demonstrated.

2.8	Government grants

Grants are accounted under the accruals model as permitted by FRS 102. Grants relating to expenditure on tangible fixed assets are credited to profit or loss at the same rate as the depreciation on the assets to which the grant relates. The deferred element of grants is included in creditors as deferred income.

Grants of a revenue nature are recognised in the Consolidated statement of comprehensive income in the same period as the related expenditure.

2.9	Interest income

Interest income is recognised in profit or loss using the effective interest method.

2.10	Finance costs

Finance costs are charged to profit or loss over the term of the debt using the effective interest method so that the amount charged is at a constant rate on the carrying amount. Issue costs are initially recognised as a reduction in the proceeds of the associated capital instrument.

2.11	Borrowing costs

All borrowing costs are recognised in profit or loss in the year in which they are incurred.

2.12	Pensions

Defined contribution pension plan

The Group contributes to a defined contribution plan for its employees. A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity. Once the contributions have been paid the Group has no further payment obligations.

The contributions are recognised as an expense in profit or loss when they fall due. Amounts not paid are shown in accruals as a liability in the Balance sheet. The assets of the plan are held separately from the Group in independently administered funds.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

2.	Accounting policies (continued)

2.13	Taxation

Tax is recognised in profit or loss except that a charge attributable to an item of income and expense recognised as other comprehensive income or to an item recognised directly in equity is also recognised in other comprehensive income or directly in equity respectively.

The current income tax charge is calculated on the basis of tax rates and laws that have been enacted or substantively enacted by the balance sheet date in the countries where the Company and the Group operate and generate income.

Deferred tax balances are recognised in respect of all timing differences that have originated but not reversed by the balance sheet date, except that:

•	The recognition of deferred tax assets is limited to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits;

•	Any deferred tax balances are reversed if and when all conditions for retaining associated tax allowances have been met; and

•

Where they relate to timing differences in respect of interests in subsidiaries, associates, branches and joint ventures and the Group can control the reversal of the timing differences and such reversal is not considered probable in the foreseeable future.

Deferred tax balances are not recognised in respect of permanent differences except in respect of business combinations, when deferred tax is recognised on the differences between the fair values of assets acquired and the future tax deductions available for them and the differences between the fair values of liabilities acquired and the amount that will be assessed for tax. Deferred tax is determined using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

2.14	Exceptional items

Exceptional items are transactions that fall within the ordinary activities of the Group but are presented separately due to their size or incidence.

2.15	Intangible assets

Intangible assets are initially recognised at cost. After recognition, under the cost model, intangible assets are measured at cost less any accumulated amortisation and any accumulated impairment losses.

Intangible assets acquired on business combinations are recognised separately from goodwill at the acquisition date where it is probable that the expected future economic benefits that are attributable to the asset will flow to the entity and the fair value of the asset can be measured reliably; the intangible asset arises from contractual or other legal rights; and the intangible asset is separable from the entity.

The estimated useful lives range as follows:

Patents	-	10% straight line

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

2.	Accounting policies (continued)

2.16	Tangible fixed assets

Tangible fixed assets under the cost model are stated at historical cost less accumulated depreciation and any accumulated impairment losses. Historical cost includes expenditure that is directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

Depreciation is charged so as to allocate the cost of assets less their residual value over their estimated useful lives, using the straight-line method.

Depreciation is provided on the following basis:

Plant and machinery	-	20-25% straight line
Fixtures and fittings	-	33% straight line
Office equipment	-	33% straight line
Assets under construction	-	Not depreciated
Rental tools	-	20% straight line

The assets’ residual values, useful lives and depreciation methods are reviewed, and adjusted prospectively if appropriate, or if there is an indication of a significant change since the last reporting date.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognised in profit or loss.

2.17	Valuation of investments

Investments in subsidiaries are measured at cost less accumulated impairment.

The investments are assessed for impairment at each reporting date and any impairment losses or reversals of impairment losses are recognised immediately in profit and loss.

A subsidiary is an entity controlled by the company. Control is the power to govern the financial and operating policies of the entity so as to obtain benefits from its activities.

2.18	Stocks

Stocks are stated at the lower of cost and net realisable value, being the estimated selling price less costs to complete and sell. Cost is based on the cost of purchase on a first in, first out basis. Work in progress and finished goods include labour and attributable overheads.

At each balance sheet date, stocks are assessed for impairment. If stock is impaired, the carrying amount is reduced to its selling price less costs to complete and sell. The impairment loss is recognised immediately in profit or loss.

2.19	Debtors

Short-term debtors are measured at transaction price, less any impairment. Loans receivable are measured initially at fair value, net of transaction costs, and are measured subsequently at amortised cost using the effective interest method, less any impairment.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

2.	Accounting policies (continued)

2.20	Cash and cash equivalents

Cash is represented by cash in hand and deposits with financial institutions repayable without penalty on notice of not more than 24 hours. Cash equivalents are highly liquid investments that mature in no more than three months from the date of acquisition and that are readily convertible to known amounts of cash with insignificant risk of change in value.

2.21	Creditors

Short-term creditors are measured at the transaction price. Other financial liabilities, including bank loans, are measured initially at fair value, net of transaction costs, and are measured subsequently at amortised cost using the effective interest method.

2.22	Financial instruments

The Group has elected to apply the provisions of Section 11 “Basic Financial Instruments” of FRS 102 to all of its financial instruments.

Financial instruments are recognised in the Group’s Balance sheet when the Group becomes party to the contractual provisions of the instrument.

Financial assets and liabilities are offset, with the net amounts presented in the financial statements, when there is a legally enforceable right to set off the recognised amounts and there is an intention to settle on a net basis or to realise the asset and settle the liability simultaneously.

Basic financial assets

Basic financial assets, which include trade and other receivables, cash and bank balances, are initially measured at their transaction price including transaction costs and are subsequently carried at their amortised cost using the effective interest method, less any provision for impairment, unless the arrangement constitutes a financing transaction, where the transaction is measured at the present value of the future receipts discounted at a market rate of interest.

Discounting is omitted where the effect of discounting is immaterial. The Group’s cash and cash equivalents, trade and most other receivables due with the operating cycle fall into this category of financial instruments.

Impairment of financial assets

Financial assets are assessed for indicators of impairment at each reporting date.

Financial assets are impaired when events, subsequent to their initial recognition, indicate the estimated future cash flows derived from the financial asset(s) have been adversely impacted. The impairment loss will be the difference between the current carrying amount and the present value of the future cash flows at the asset(s) original effective interest rate.

If there is a favourable change in relation to the events surrounding the impairment loss then the impairment can be reviewed for possible reversal. The reversal will not cause the current carrying amount to exceed the original carrying amount had the impairment not been recognised. The impairment reversal is recognised in the profit or loss.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

2.	Accounting policies (continued)

2.22	Financial instruments (continued)

Financial liabilities Financial liabilities and equity instruments are classified according to the substance of the contractual arrangements entered into. An equity instruments any contract that evidences a residual interest in the assets of the Group after the deduction of all its liabilities.

Basic financial liabilities, which include trade and other payables, bank loans, other loans and loans due to fellow group companies are initially measured at their transaction price after transaction costs. When this constitutes a financing transaction, whereby the debt instrument is measured at the present value of the future receipts discounted at a market rate of interest. Discounting is omitted where the effect of discounting is immaterial.

Debt instruments are subsequently carried at their amortised cost using the effective interest rate method.

Trade payables are obligations to pay for goods and services that have been acquired in the ordinary course of business from suppliers. Trade payables are classified as current liabilities if the payment is due within one year. If not, they represent non-current liabilities. Trade payables are initially recognised at their transaction price and subsequently are measured at amortised cost using the effective interest method. Discounting is omitted where the effect of discounting is immaterial.

Derecognition of financial instruments

Derecognition of financial assets

Financial assets are derecognised when their contractual right to future cash flow expire, or are settled, or when the Group transfers the asset and substantially all the risks and rewards of ownership to another party. If significant risks and rewards of ownership are retained after the transfer to another party, then the Group will continue to recognise the value of the portion of the risks and rewards retained.

Derecognition of financial liabilities

Financial liabilities are derecognised when the Group’s contractual obligations expire or are discharged or cancelled.

2.23	Equity instruments

Equity instruments issued by the company are recorded at the proceeds received, net of transaction costs. Dividends payable on equity instruments are recognised as liabilities once they are no longer at the discretion of the company.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

3.	Judgments in applying accounting policies and key sources of estimation uncertainty

In the application of the group’s accounting policies, the directors are required to make judgements, estimates and assumptions about the carrying amount of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised where the revision affects only that period, or in the period of the revision and future periods where the revision affects both current and future periods.

Critical judgements

The following judgements (apart from those involving estimates) have had the most significant effect on amounts recognised in the financial statements.

Going concern

As disclosed in note 2.3, management have made a judgement on the going concern status of the group and parent company.

Key sources of estimation uncertainty

The estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities are as follows.

Stock impairment

The directors have carried out a detailed review of stock at the year end and have recognised an impairment of £Nil during the period for obsolete stock (2022 - £Nil).

Impairment of investments

The Company holds an investment of £16,246,119 in its subsidiary, Deep Casing Technologies Limited (DCT). DCT has made profits in the period of £2,458,076 and has net assets of £3,563,158 at the balance sheet date, a large increase since 2022. Management have therefore considered whether the parent company’s investment in DCT is impaired. Management’s conclusion, which is a significant judgement, is that the investment is not impaired. DCT has seen significant improvement in trading in 2023 and this has continued with growth forecast in 2024 with a number of committed orders from customers. In addition, there is post year end evidence to support the value of the trading business exceeding the value of this new investment.

The directors have also considered the recoverability of the amounts due from group undertakings. £3,749,304 is due from DCT however, on the same basis as above, the directors believe that DCT can generate sufficient trading results to repay the loan in the future.

The directors consider these judgements are appropriate in the current circumstances but are highlighting these as any reduction in the carrying value would have an impact on the net liability position shown in the company balance sheet.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

4.	Auditors’ remuneration

	2023 £	2022 £
Fees payable to the Group’s auditor and its associates for the audit of the Group’s annual financial statements	35,880	29,500

5.	Employees

The average monthly number of employees, including the directors, during the year was as follows:

	Group 2023 No.	Group 2022 No.	Company 2023 No.	Company 2022 No.
Employees	22	20	3	3

6.	Exceptional items

	2023 £	2022 £
Dilapidations	10,000	60,000

	10,000	60,000

During the prior year the Group moved premises and, during the current year, settled in full the dilapidation expenditure payable upon exit of their previous warehouse.

7.	Interest payable and similar expenses

	2023 £	2022 £
Bank interest payable	84,050	8,280
Other interest payable	962,072	1,466,178

	1,046,122	1,474,458

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

8.	Taxation

	2023	2022
	£	£
Corporation tax
Adjustments in respect of previous periods	—	(188,195)

	—	(188,195)

Foreign tax
Foreign tax on income for the year	17,203	22,581

	17,203	22,581

Total current tax	17,203	(165,614)

Deferred tax

Total deferred tax	—	—

Taxation on profit/(loss) on ordinary activities	17,203	(165,614)

Factors affecting tax charge for the year

The tax assessed for the year is lower than (2022 - higher than) the standard rate of corporation tax in the UK of 23.52% (2022 - 19%). The differences are explained below:

	2023	2022
	£	£
Profit/(loss) on ordinary activities before tax	1,643,187	(294,535)

Profit/(loss) on ordinary activities multiplied by standard rate of corporation tax in the UK of 23.52% (2022 - 19%)	386,478	(55,962)
Effects of:
Fixed asset differences	(351)	(6,478)
Expenses not deductible for tax purposes	80,843	82,342
Adjustments to tax charge in respect of prior periods	—	(188,195)
Other permanent differences	—	(4,290)
Additional deduction for R&D expenditure	—	(108,785)
Foreign tax charge	17,203	22,581
Remeasurement of deferred tax for changes in tax rates	29,372	(29,423)
Movement in deferred tax asset not recognised	(496,342)	122,596

Total tax charge for the year	17,203	(165,614)

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

8.	Taxation (continued)

Factors that may affect future tax charges

The UK Government announced that from 1 April 2023 the corporation tax rate would increase to 25% (rather than remaining at 19%, as previously enacted). Deferred taxes at the balance sheet date have been measured using these enacted tax rates and reflected in these financial statements.

A deferred tax asset of £4,839,069 (2022 - £5,348,164), relating to tax losses and other non-trade loan relationship losses available to offset future profits, has not been recognised due to uncertainty over its future recoverability.

9.	Intangible assets

Group and Company

	Patents	Goodwill	Total
	£	£	£
Cost
At 1 January 2023	401,989	2,628,405	3,030,394
Additions	185	—	185

At 31 December 2023	402,174	2,628,405	3,030,579

Amortisation
At 1 January 2023	175,865	2,628,405	2,804,270
Charge for the year on owned assets	33,301	—	33,301

At 31 December 2023	209,166	2,628,405	2,837,571

Net book value
At 31 December 2023	193,008	—	193,008

At 31 December 2022	226,124	—	226,124

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

10.	Tangible fixed assets

Group

	Plant and machinery	Fixtures and fittings	Office equipment	Assets under construction	Rental Tools	Total
	£	£	£	£	£	£
Cost or valuation
At 1 January 2023	325,208	170,383	277,304	92,571	376,919	1,242,385
Additions	34,190	14,730	51,398	—	706,960	807,278
Disposals	—	—	—	—	(28,105)	(28,105)
Transfers between classes	—	—	—	(92,571)	92,571	—

At 31 December 2023	359,398	185,113	328,702	—	1,148,345	2,021,558

Depreciation
At 1 January 2023	242,707	48,239	242,020	—	149,945	682,911
Charge for the year on owned assets	30,887	10,666	31,063	—	151,395	224,011
Disposals	—	—	—	—	(8,431)	(8,431)

At 31 December 2023	273,594	58,905	273,083	—	292,909	898,491

Net book value
At 31 December 2023	85,804	126,208	55,619	—	855,436	1,123,067

At 31 December 2022	82,501	122,144	35,284	92,571	226,974	559,474

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

11.	Fixed asset investments

Company

Investments in subsidiary companies
£
Cost or valuation
At 1 January 2023	16,246,119

At 31 December 2023	16,246,119

Subsidiary undertaking

The following was a subsidiary undertaking of the Company:

Name	Registered office	Class of shares	Holding
Deep Casing Tools Limited	Unit 4 & 5 Enterprise Drive, Westhill Industrial Estate, Westhill, Aberdeenshire, AB32 6TQ	Ordinary	100%

12.	Stocks

	Group	Group
	2023	2022
	£	£
Raw materials and finished goods for resale	2,960,939	2,935,767
Work in progress	97,602	—

	3,058,541	2,935,767

The difference between purchase price or production cost of stocks and their replacement cost is not material.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

13.	Debtors

	Group	Group	Company	Company
	2023	2022	2023	2022
	£	£	£	£
Trade debtors	2,837,268	2,200,062	—	—
Amounts owed by group undertakings	—	—	3,749,304	3,006,138
Other debtors	614,025	491,482	4,029	8,658
Prepayments and accrued income	283,955	153,578	—	—

	3,735,248	2,845,122	3,753,333	3,014,796

Amounts owed by group entities are repayable on demand, of which 50% are charged an interest rate of 10%.

14.	Cash and cash equivalents

	Group	Group	Company	Company
	2023	2022	2023	2022
	£	£	£	£
Cash at bank and in hand	2,409,364	1,488,673	268,205	906,762

	2,409,364	1,488,673	268,205	906,762

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

15.	Creditors: Amounts falling due within one year

	Group	Group	Company	Company
	2023	2022	2023	2022
	£	£	£	£
Bank loans (Note 17)	251,300	220,276	—	—
Trade creditors	1,988,832	1,265,478	18,000	48,000
Other taxation and social security	147,759	122,071	—	—
Other creditors	27,736,222	22,070,496	27,729,461	22,061,160
Accruals and deferred income	301,541	951,716	5,000	5,000

	30,425,654	24,630,037	27,752,461	22,114,160

Other creditors comprise:

Loans of £3,067,750 (2022 - £3,067,750) were novated to equity holders in September 2022 who have removed the term date. The debt holder has indicated that the loan will not be recalled until an exit of the company is underway. The loans attract a redemption premium of 60% and annual interest at 10% p.a. At the year end there was a redemption premium accrual falling due in more than one year of £1,842,250 (2022 - £1,842,250) and accrued interest of £1,295,808 (2022 - £861,574).

Preference shares (C1 and C2) are classified as debt of £275,001 (2022 - £275,001). The preference shares accrue dividends at 1% p.a. At the year end there was a dividend accrual of £44,000 (2022 - £41,250). The C1 preference shares also attract a redemption premium of 6% p.a. At the year end the redemption accrual was £378,496 (2022 - £347,534). The preference shares are redeemable on liquidation or an exit event.

An Ordinary B share dividend accrual of £4,378,758 (2022 - £4,042,444). The Ordinary B shares are classed as equity and accrue dividends at 5% p.a.

The company has granted a floating charge over its assets in relation to the other loans. This charge has been dispensed in full post year end.

Deep discounted loan notes and accrued redemption premium of £16,447,398 (2022 - £16,289,586). The deep discounted loan notes have a fixed maturity date of 31 December 2023 and do not accrue any interest. The deep discounted loan notes were issued at a 50% discount and are subordinated to other loans.

Following the sale of the Company post year end, the Company’s debt portfolio has been settled with the exiting shareholders and debt providers and is supported by the introduction of a capital contribution from the Company’s new parent company (note 23).

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

16.	Creditors: Amounts falling due after more than one year

	Group	Group	Company	Company
	2023	2022	2023	2022
	£	£	£	£
Bank loans (Note 17)	261,339	512,643	—	—
Other creditors	—	4,706,229	—	4,706,229

	261,339	5,218,872	—	4,706,229

17.	Loans

Analysis of the maturity of loans is given below:

	Group	Group
	2023	2022
	£	£
Amounts falling due within one year
Bank loans	251,300	220,276

	251,300	220,276

Amounts falling due 1-2 years
Bank loans	261,339	251,304

	261,339	251,304

Amounts falling due 2-5 years
Bank loans	—	261,339

	—	261,339

	512,639	732,919

During the prior year, the Company obtained a loan of £750,000, which is repayable in equal monthly instalments commencing in December 2022 to November 2025. Interest is charged at 13.25% per annum. The loan was repaid in full on 15 March 2024, however the disclosure reflects the position as per the loan agreement at 31 December 2023.

Security has been provided in the form of a provided a floating charge over the present and future assets of the Company in favour of the lender. This charge has been dispensed in full post year end following the settlement of the loan in full.

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

18.	Financial instruments

	Group	Group	Company	Company
	2023	2022	2023	2022
	£	£	£	£
Financial assets
Financial assets measured at fair value through profit or loss	2,409,364	1,488,673	268,205	906,762

Financial assets measured at fair value through profit or loss comprise cash at bank and in hand.

19.	Share capital

	2023	2022
	£	£
Allotted, called up and fully paid
31,245 (2022 - 31,245) Ordinary A shares of £0.10 each	3,125	3,125
62,689 (2022 - 62,689) Ordinary B shares of £0.10 each	6,269	6,269

	9,394	9,394

There is one D share with a par value of £0.10 (2022 - one share of £0.10).

The B shares accrue a cumulative preference dividend of 5% per annum, payable on a contingent future event. Only the A and B Ordinary shares carry voting and capital rights after repayment of all loans and preference share entitlements.

At the balance sheet date, the company has in issue 140 (2022 - 140) share options under an Enterprise Management Incentive Scheme (EMI Scheme) to 1 (2022 - 1) employee within the group. The options consist of rights to subscribe for ordinary ‘A’ shares with a nominal value of £0.10 each at an exercise price of £0.10 each. These options were granted in April 2016. The options are exercisable on a future sale of the company.

Following the year end, amendments were made the classifications of the company’s share capital and updated Articles of Association to reflect the restructuring of the company’s debt portfolio prior to acquisition (see note 23).

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

20.	Pension commitments

The group contributes to a defined contribution pension scheme. The pension cost charge represents contributions payable by the group to the fund and amounted to £78,855 (2022 - £69,034). Contributions of £6,406 (2022 - £7,388) were payable to the fund at the year end and are included in creditors.

21.	Commitments under operating leases

At 31 December 2023 the Group and the Company had future minimum lease payments due under non-cancellable operating leases for each of the following periods:

	Group	Group
	2023	2022
	£	£
Not later than 1 year	86,094	69,952
Later than 1 year and not later than 5 years	209,674	251,379

	295,768	321,331

22.	Related party transactions

The group has taken advantage of the exemption given by the Financial Reporting Standard 102, section 33, which allows exemption from disclosure of related party transactions with other Companies within the Group which are consolidated.During the year, the Group incurred administrative expenses from a company with a common director amounting to £138,000 (2022 - £113,113)

CASING TECHNOLOGIES GROUP LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2023

23.	Post balance sheet events

On 15 March 2024, the entire share capital of the Company was acquired, by Drilling Tools International Inc (‘‘DTI’’). As part of the acquisition the Company’s debt portfolio was settled with existing shareholders and debt holders and new funding has been introduced in the form of a capital contribution from DTI. Prior to the acquisition the Company underwent a restructure of its existing debt and re-classification of share capital to the following effect:

The Company’s Ordinary A and B shares were converted to 33,788 Y shares and 3,831 Z shares, along with the conversion of the existing Ordinary shares and the Deferred D share and Preference shares (C1 and C2), historically treated as debt were converted to 2,806,326 Deferred shares. The Deferred shares were re-classified as equity and carry the same voting rights as Z shares. Y shares are deemed non-voting.

A waiver of £7,062,733 across the deep discounted loan notes was granted by the existing debt holders.

The historic dividend accruals and redemption reserves on the Company’s B and C share classes were released in full post year end.

The other loans, including principal capital, redemption premium and interest accrual of £6,311,203 along with the remaining deep discounted loan notes and redemption premiums of £9,003,299 were settled in full as part of the acquisition.

24.	Controlling party

Since the year end, the entire share capital of Casing Technologies Group Limited has been acquired by Drilling Tools International, Inc. a company registered in the USA and has a registered address of 3701 Briarpark Drive, Suite 150, Houston, TX, 77042. Drilling Tools International, Inc. is owned by Drilling Tools International Corporation, a company listed on the NASDAQ stock exchange.